JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Yield Bond Fund
Julius Baer Global Equity Fund Inc.
(collectively, the “Funds”)

Supplement dated May 26, 2006 to the
Statement of Additional Information dated February 28, 2006

The first sentence of the paragraph under the sub-heading “When-Issued Securities and Delayed Delivery Transaction,” on page 25 of the Statement of Additional Information (“SAI”) is replaced with the following sentence:

Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis.

The first sentence of the second paragraph under the heading,“PORTFOLIO INVESTMENTS” and the sub-heading, “International Equity Fund” on page 3 of the SAI is replaced with the following sentence:

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers.

The first sentence of the second paragraph under the sub-heading,“International Equity Fund II” on page 4 of the SAI is replaced with the following sentence:

The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers.

The second sentence of the first paragraph under the sub-heading,“International Warrants” on page 17 of the SAI is deleted in its entirety and replaced with the following sentence:

The Global Equity Fund, International Equity Fund and International Equity Fund II may each invest up to 10% of its net assets in warrants of international issuers but is limited to 5% of OTC warrants.

The second and third paragraphs under the heading “DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS” on page 30 of the SAI are deleted in their entirety and replaced with the following:

The Funds publicly disclose a Fund's top ten holdings as of month-end no earlier than five calendar days after such month’s end, and the Funds may, at their discretion, publicly disclose a Fund’s entire portfolio holdings no earlier than thirty calendar days after such month’s end. For their second and fourth fiscal quarters, the Funds publicly file and disclose a comprehensive schedule of a Fund's portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days, and no later than sixty days, after such quarter’s end in their annual and semiannual reports. The Funds’ annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days after the relevant period end. The Funds’ annual and semiannual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. You may obtain a copy of the Funds’ schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds’ website at http://www.us-funds.juliusbaer.com or by calling the Funds at 1-800-387-6977. The Funds’ SEC filings are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room

(information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund’s portfolio. The Funds can and may provide any information on a current basis as long as it does not include references to specific holdings. Any portfolio characteristic information of a Fund must clearly state that due to active management, the portfolio characteristics may or may not be reflective of the Fund’s current holdings.

The fourth paragraph under the heading “DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS” on page 30 of the SAI is modified by deleting the words “month-end” at the end of the sixth line.

The sixth paragraph under the heading “DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS” on page 31 of the SAI is modified by replacing the word “large” with “reputable” at the beginning of sub-section (3) in the eighth line.

The seventh paragraph under the heading “DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS” on page 31 of the SAI is deleted in its entirety and replaced with the following:

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account may be utilized as a “representative account” (“Non-Fund Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants and others. This disclosure of a Non-Fund Representative Account’s holdings is permitted by the Adviser provided that the applicable client is not identified as being the Non-Fund Representative Account. The Adviser may and can provide any information on a current basis as long as it does not include references to specific holdings. Any portfolio characteristic information of a Non-Fund Representative Account must clearly indicate that due to active management, the portfolio characteristics may or may not be reflective of the Non-Fund Representative Account’s current holdings. The Adviser’s policies are not intended to prevent communications with clients concerning their accounts. Consultants may receive complete holdings information subject to the Adviser’s general practice of requiring non-disclosure agreements. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

Effective September 1, 2006, the third paragraph under the sub-heading “LIMITATIONS ON REDEMPTIONS” on page 58 of the SAI is deleted in its entirety and replaced with the following:

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. See “EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES” below for further information.

Effective September 1, 2006, the first paragraph under the heading “ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE” on page 59 of the SAI is deleted in its entirety and replaced with the following:

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Julius Baer Investment Funds (with the exception of the International

Equity Fund, which is limited to exchanges by existing shareholders of this fund) or the Julius Baer Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their shares on the basis of relative net asset value at the time of exchange. A $5 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

Effective September 1, 2006, the section with the sub-heading “EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES” beginning on page 59 of the SAI is deleted in its entirety and replaced with the following:

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as price arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from investing in that Fund for 30 calendar days after such transaction. This prohibition will not apply to redemptions or exchanges by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. The Funds will work with intermediaries to develop procedures to implement this policy, or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt such procedures, shareholders whose accounts are on the books of such intermediaries may be subject to this purchase blocking policy or one that seeks to achieve the objectives of this policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Funds are not utilizing a round-trip policy, the Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Funds to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, the Funds have not adopted a particular rule-set for identifying such excessive short-term trading activity. However, as a general matter, the Funds will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund.

If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of a Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds will occur. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.